                                                               EXHIBIT 10.34.4
TIDEWATER MARINE

                                                                  March 25, 1996


Horizon Seismic Inc.
11200 Westheimer St., Suite 410
Houston, Texas 77042

Attention:                Mr. Dave Burns
                          Vice President

         Re:              Time Charter of M/V ABSHIRE TIDE, Official Number
                          663944

Gentlemen:

         Reference is made to that certain letter agreement dated February 12, 1996 governing the time charter of the captioned vessel between Tidewater Marine, Inc. ("OWNER") and Horizon Seismic Inc. ("CHARTERER") pursuant to the terms and conditions of that certain Blanket Time Charter dated February 9, 1996 between OWNER and CHARTERER. The purpose of this letter agreement is to add a new Special Provision 9F to the referenced letter agreement as follows:

         "Notwithstanding the provisions of Article XI (ii) of the referenced Master Time Charter, for purposes of this letter agreement relating to the Vessel, the level of Protection and Indemnity Insurance carried by OWNER shall be U.S.D. $20,000,000."

         All other terms and conditions in the referenced letter agreement and Blanket Time Charter not inconsistent herewith shall remain as originally written. If the foregoing meets with your approval, please so indicate by signing both counterparts hereof and returning one of them to us for our files.

                                      Very truly yours,

                                      TIDEWATER MARINE, INC.


                                      Marinus Quist
                                      Vice President

Agreed and Accepted
Horizon Seismic Inc.

By:________________________
         Its:

MQ/ss


TIDEWATER MARINE, INC.
1440 Canal Street
New Orleans, Louisiana 70112-2780
Telephone: (504) 568-1010
Telex: 460050 or 460051
Telecopy: (504) 566-4582

A Tidewater Company